UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]    Preliminary Information Statement

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ADVISORS SERIES TRUST
__________________________________________________________
(Name of Registrant As Specified In Its Charter)

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(1) Title of each class of securities to which transaction applies: ________________________________

(2) Aggregate number of securities to which transaction applies: ________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction: ________________________________________

(5) Total fee paid: _____________________________________________________________________

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(4) Date Filed: ________________________________________________________________________

FIRST STATE GLOBAL LISTED INFRASTRUCTURE FUND

A Series of Advisors Series Trust

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-736-7799

INFORMATION STATEMENT
August 16, 2019

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This Information Statement is available at www.firststatefunds.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to shareholders of the First State Global Listed Infrastructure Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), in connection with the approval of (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and First State Investments (US) LLC (“First State”) and (ii) a new investment sub-advisory agreement between the Trust, on behalf of the Fund, First State and Colonial First State Asset Management (Australia) Limited (“CFSAMA”).

First State is the investment adviser to the Fund, a series of the Trust. CFSAMA is the investment sub-adviser to the Fund. Both First State and CFSAMA are wholly-owned subsidiaries of Commonwealth Bank of Australia (“CBA”), which is listed on the Australian Securities Exchange and is one of Australia’s largest financial institutions. On August 2, 2019, Mitsubishi UFJ Financial Group, Inc.’s trust banking entity, Mitsubishi UFJ Trust and Banking Corporation (“Mitsubishi”), acquired both First State and CFSAMA from CBA and transferred ownership of First State to its affiliate MUFG Fund Services (USA), LLC (”MFS”) and transferred ownership of CFSAMA to its affiliate Carol Australia Holdings Pty Limited (“CAHL”). This transaction (the “Transaction”) is not expected to result in any change in the way the Fund is managed or in the persons responsible for the management of the Fund and there will be no change in the advisory fees paid to First State, the sub-advisory fee paid to CFSAMA or any other fees or expenses you pay as a shareholder in the Fund as a result of the Transaction. Under current law, the Transaction results in an assignment and termination of the Fund’s investment advisory agreement and investment sub-advisory agreement with First State and CFSAMA, respectively, in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). In order to keep the current management team in place, it is required that a majority of the Fund’s outstanding voting securities, (as defined in the 1940 Act) approve a new investment advisory agreement with First State and a new investment sub-advisory agreement with CFSAMA.

The Trust is a Delaware statutory trust. Section 4 of Article V of the Amended and Restated Agreement and Declaration of Trust and Section 8 of Article II of the Amended and Restated By-Laws of the Trust permits any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent of shareholders shall be treated for all purposes as a vote at a meeting. One shareholder holds the majority of shares outstanding in the Fund (the “Majority Shareholder”). The Majority Shareholder has indicated that it will approve the new investment advisory agreement and new investment sub-advisory agreement by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. If the consent is not provided, then the new investment advisory agreement and new investment sub-advisory agreement will not be consummated and the Board will consider other appropriate action at that time.

The Fund’s Board of Trustees has fixed the close of business on June 13, 2019 as the record date for determination of shareholders entitled to receive this Information Statement (the “Record Date”). As of the Record Date, the number of shares outstanding for the Fund was 2,151,899.864 shares. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement should be kept for future reference. If you would like to receive additional copies of this Information Statement or the shareholder reports, free of charge, please contact the Fund by writing to First State Global Listed Infrastructure Fund, c/o U.S. Bank Global Fund Services P.O. Box 701, Milwaukee, WI 53201-0701 or by telephone at 1-888-898-5040.

Q & A: Questions and Answers

What is this document and why did you send it to me?

This document is an information statement (the “Information Statement”). It contains information to inform shareholders of a new investment advisory agreement between Advisors Series Trust (the “Trust”), on behalf of the First State Global Listed Infrastructure Fund (the “Fund”), and First State Investments (US) LLC (“First State” or, the “Adviser”), a Delaware limited liability company, and a new investment sub-advisory agreement between First State, Colonial First State Asset Management (Australia) Limited (“CFSAMA” or, the “Sub-Adviser”), an Australia corporation, and the Trust, on behalf of the Fund.

On August 2, 2019, Mitsubishi UFJ Financial Group, Inc.’s trust banking entity, Mitsubishi UFJ Trust and Banking Corporation (“Mitsubishi”), acquired both First State and CFSAMA from the Commonwealth Bank of Australia and transferred ownership of First State to its affiliate MUFG Fund Services (USA), LLC (”MFS”) and transferred ownership of CFSAMA to its affiliate Carol Australia Holdings Pty Limited (“CAHL”). This transaction (the “Transaction”) resulted in a change in control of First State and CFSAMA and also in an assignment and termination of First State’s investment advisory agreement and CFSAMA’s investment sub-advisory agreement, in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

At a meeting held on March 14-15, 2019, before the Transaction was completed, the Board approved an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Trust, on behalf of the Fund, and First State and an interim investment sub-advisory agreement (the “Interim Investment Sub-Advisory Agreement”) between First State, CFSAMA and the Trust, on behalf of the Fund, so that First State and CFSAMA could continue to manage the Fund after the Transaction. Under Rule 15a-4 of the 1940 Act, the Interim Investment Advisory Agreement and the Interim Investment Sub-Advisory Agreement will allow the Fund 150 days to obtain shareholder approval of a permanent investment advisory agreement and a permanent investment sub-advisory agreement.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on June 12-13, 2019, the Board approved a new investment advisory agreement between First State and the Trust, on behalf of the Fund (the “New Investment Advisory Agreement”). At that same meeting the Board also approved a new investment sub-advisory agreement between First State, CFSAMA and the Trust, on behalf of the Fund (the “New Sub-Advisory Agreement”).

The Trust is a Delaware statutory trust. Section 4 of Article V of the Amended and Restated Agreement and Declaration of Trust and Section 8 of Article II of the Amended and Restated By-Laws of the Trust permits any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent of shareholders shall be treated for all purposes as a vote at a meeting. One shareholder holds the majority of shares outstanding in the Fund (the “Majority Shareholder”). The Majority Shareholder has indicated that it will approve the New Investment Advisory Agreement and New Sub-Advisory Agreement by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. If the consent is not provided, then the new investment advisory agreement and new investment sub-advisory agreement will not be consummated and the Board of Trustees will consider other appropriate actions, which may include the liquidation of the Fund, to take at that time.

How does the Transaction affect the management and operation of the Fund?

The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement with First State and the New Investment Sub-Advisory Agreement with CFSAMA. The same management team is expected to continue to manage the Fund’s portfolio. Peter Meany (Head of Global Listed Infrastructure) and Andrew Greenup (Deputy Head of Global Listed Infrastructure) are CFSAMA’s portfolio managers responsible for the day-to-day management of the Fund. They have managed the Fund since its inception in February 2017.

How does the Transaction affect the expenses of the Fund?

The approval of the New Investment Advisory Agreement with First State and the New Investment Sub-Advisory Agreement with CFSAMA will not result in an increase of the investment advisory fee paid by the Fund to First State or an increase in the investment sub-advisory fee paid by First State to CFSAMA or in the Fund’s total expenses.

Is additional information about the Fund available?

Yes, additional information about the Fund is available in the Fund’s:

· Prospectus;
· Annual and semi-annual reports to shareholders; and
· Statement of Additional Information, or “SAI.”

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

Copies of all of these documents are available to be sent to you by first-class mail upon request without charge by writing to or calling:

First State Global Listed Infrastructure Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701, Milwaukee, WI 53201-0701
1-888-898-5040

You also may view or obtain these documents from the SEC:

By Email:     publicinfo@sec.gov
(duplicating fee required)

By Internet:    www.sec.gov
(“First State Global Listed Infrastructure Fund” for information on the Fund)

Whom do I call if I have questions?

We will be happy to answer your questions about this information statement. Please call the Adviser at (212) 497-9980 between 9:00 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Background

On August 2, 2019, Mitsubishi, acquired both First State and CFSAMA from the Commonwealth Bank of Australia and transferred ownership of First State to its affiliate, MFS and transferred ownership of CFSAMA to its affiliate CAHL. The Transaction resulted in a change in control of First State and CFSAMA and also in an assignment and termination of First State’s investment advisory agreement and CFSAMA’s investment sub-advisory agreement, in accordance with the 1940 Act.

At a meeting held on March 14-15, 2019, before the Transaction was completed, the Board approved the Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and First State and the Interim Investment Sub-Advisory Agreement between First State, CFSAMA and the Trust, on behalf of the Fund, so that First State and CFSAMA could continue to manage the Fund after the Transaction. Under Rule 15a-4 of the 1940 Act, the Interim Investment Advisory Agreement and the Interim Investment Sub-Advisory Agreement will allow the Fund 150 days to obtain shareholder approval of a permanent investment advisory agreement and a permanent investment sub-advisory agreement. The terms of the Interim Investment Advisory Agreement and Interim Investment Sub-Advisory Agreement are substantially identical to the terms of First State’s and CFSAMA’s recently terminated investment advisory agreement and investment sub-advisory agreement, respectively, except for the effective date and term provisions. Additionally, under the Interim Investment Advisory Agreement, management fees earned by First State are held in an escrow account until shareholders approve the New Investment Advisory Agreement with First State.

At a meeting of the Trust’s Board held on June 12-13, 2019, the Board including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as that term is defined under the 1940 Act, voted unanimously to approve the New Investment Advisory Agreement between First State and the Trust, on behalf of the Fund, retaining First State as investment adviser to the Fund. At that same meeting the Board also voted unanimously to approve the New Sub-Advisory Agreement between First State, CFSAMA and the Trust, on behalf of the Fund, retaining CFSAMA as in the investment sub-adviser to the Fund. The terms of the New Investment Advisory Agreement and the New Sub-Advisory Agreement, are substantially the same as the terms of First State’s and CFSAMA’s recently terminated investment advisory agreement and investment sub-advisory agreement, respectively, except for the commencement date and term provisions.

One shareholder holds the majority of shares outstanding in the Fund (the “Majority Shareholder”). The Majority Shareholder has indicated that it will approve the New Investment Advisory Agreement and New Sub-Advisory Agreement by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable.

If the Fund’s Majority Shareholder does not approve through a written consent, First State as the investment adviser for the Fund and CFSAMA as the investment sub-adviser for the Fund, then the Board will have to consider other alternatives for the Fund upon the expiration of the Interim Investment Advisory Agreement and the Interim Investment Sub-Advisory Agreement, which may include the liquidation of the Fund.

Legal Requirements in Approving the Interim and New Investment Advisory Agreement

To avoid disruption of the Fund’s investment management and after considering the potential benefits to shareholders of retaining First State as the Fund’s investment adviser and CFSAMA as the Fund’s investment sub-adviser, as discussed more fully below, the Board approved the Interim Investment Advisory

Agreement and the Interim Investment Sub-Advisory Agreement. In doing so, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a‑4 under the 1940 Act. Under Rule 15a‑4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a Fund seeks shareholder approval of a new investment advisory agreement.

The Interim Investment Advisory Agreement and Interim Investment Sub-Advisory Agreement currently in effect will terminate upon the sooner to occur of (1) November 27, 2019, or (2) the approval by the Fund’s shareholders of the proposed New Investment Advisory Agreement and the New Sub-Advisory Agreement. Under the Interim Investment Advisory Agreement, the advisory fees earned by First State during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A. Fees that are paid to the escrow account, including interest earned, will be paid to First State if Fund shareholders approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement. If shareholders of the Fund do not approve the New Investment Advisory Agreement within 150 days of the date of the Interim Investment Advisory Agreement, then First State will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A and the form of the New Sub-Advisory Agreement is attached hereto as Exhibit B. The terms of the New Investment Advisory Agreement are identical to the terms of the prior investment advisory agreement dated February 28, 2017, as amended March 20, 2018 (the “Prior Investment Advisory Agreement”) with respect to services to be provided by First State. The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on February 28, 2017, and was effective with respect to the Fund upon the Fund’s commencement of operations as a series of the Trust. The terms of the New Sub-Advisory Agreement are identical to the terms of the prior investment sub-advisory agreement dated February 28, 2017 (the “Prior Sub-Advisory Agreement”) with respect to services to be provided by CFSAMA. The Prior Sub-Advisory Agreement was last submitted to the shareholders of the Fund for approval on February 28, 2017, and was effective with respect to the Fund upon the Fund’s commencement of operations as a series of the Trust.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical management fees. There are no material differences between the two agreements, other than their effective dates and term provisions. The New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement have identical sub-advisory fees. There are no material differences between the two agreements, other than their effective dates and term provisions. The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section. The material terms of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement are compared below in the “Summary of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement” section.

The New Investment Advisory Agreement and New Sub-Advisory Agreement will each take effect upon shareholder approval through a written shareholder consent. Section 4 of Article V of the Amended and Restated Agreement and Declaration of Trust and Section 8 of Article II of the Amended and Restated By-Laws of the Trust permits any action to be taken by shareholders to be taken without a meeting if a majority of shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent of shareholders shall be treated for all purposes as a vote at a meeting. If the Majority Shareholder does not approve the New Investment Advisory Agreement and the New Sub-Advisory Agreement with respect to the Fund, then First State will not be permitted to serve as the Fund’s investment adviser after the expiration of the Interim Investment Advisory

Agreement, CFSAMA will not be permitted to serve as Sub-Adviser after the expiration of the Interim Investment Sub-Advisory Agreement, and the Board will have to consider other alternatives for the Fund, which may include the liquidation of the Fund.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides that, when a transaction, such as the change in control of First State and CFSAMA, occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The first condition specifies that no “unfair burden” may be imposed on the mutual fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. In order to avoid an “unfair burden” on the Fund, the Fund’s investment adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses, such as the shareholder servicing plan fee of 0.10%) do not exceed the Fund’s current expense limitation (the “Expense Cap”) for a period of at least two years. The agreement by First State to waive advisory fees and/or reimburse expenses of the Fund will continue until at least September 3, 2021 under a new operating expenses limitation agreement between First State and the Trust, on behalf of the Fund. First State may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s Board of Trustees must be Independent Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement and it will continue to meet this requirement for the required three-year period.

Compensation Paid to First State

Under the Prior Investment Advisory Agreement, First State was entitled to receive a monthly advisory fee computed at an annual rate of: 0.75% of average daily net assets, in return for the services provided by First State as investment adviser to the Fund. The fee structure and services to be provided under the New Investment Advisory Agreement with First State will be identical to the fee structure and services provided under the Prior Investment Advisory Agreement. For the fiscal year ended October 31, 2018, the Fund paid First State investment advisory fees in the amounts shown below.

Management Fees Paid to First State for the Fiscal Year Ended October 31, 2018

Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
$68,128	$68,128	$0

In connection with the Prior Investment Advisory Agreement, First State contractually agreed to an operating expense limitation that limited the Fund’s total annual operating expenses to 0.85% of average daily net assets. The expense limitation will continue in effect under the New Investment Advisory Agreement with First State until at least September 3, 2021.

Compensation Paid to CFSAMA

Under the Prior Investment Sub-Advisory Agreement, CFSAMA is entitled to receive a sub-advisory fee based on First State’s internal transfer pricing policy. The sub-advisory fee to be received by the CFSAMA is 0.72% of average daily net assets based on the internal transfer pricing policy. The percentage of compensation the CFSAMA receives from the First State is subject to adjustment according to the First State’s transfer pricing methodology and therefore is subject to change. The fee structure and services to be provided under the New Investment Sub-Advisory Agreement with CFSAMA will be identical to the fee structure and services provided under the Prior Investment Sub-Advisory Agreement.

For the fiscal year ended October 31, 2018, CFSAMA did not receive sub-advisory fees.

Information about First State Investments (US) LLC

First State Investments (US) LLC (the “Adviser”), located at 10 East 53rd Street, 21st Floor, New York, New York, 10022, serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. The Adviser offers investment management services to pension plans, investment companies, endowments, state and municipal organizations as well as charitable organizations.

The following table sets forth the name, position and principal occupation of each current principal officer of the Adviser, each of whom can be located through the Advisor’s principal office location.

Name	Position/Principal Occupation
Samantha Rick	Chief Compliance Officer
Suzanne Evans	Chief Financial Officer
Bachar Beaini	Acting Managing Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of the Adviser as of August 2, 2019, each of whom can be located through the Adviser’s principal office location.

Name	% of Voting Securities Held
MUFG Fund Services (USA), LLC	100%

Information about Colonial First State Asset Management (Australia) Limited

Colonial First State Asset Management (Australia) Limited (the “Sub-Adviser”), located at Darling Park, Tower 1, 201 Sussex Street, Sydney NSW 2000 Australia, serves as the Fund’s investment sub-adviser. The Sub-Adviser is an Australian domiciled investment adviser regulated by the Australian Securities and Investments Commission and registered with the SEC and is an affiliate of the Adviser. The Sub-Adviser is responsible for managing the investment of the Fund’s portfolio of securities.

The following table sets forth the name, position and principal occupation of each current principal officer of the Sub-Adviser, each of whom can be located through the Sub-Adviser’s principal office location.

Name	Position/Principal Occupation
David Dixon Brian Hollingworth	Chief Investment Officer and Director Director
Mark Steinberg Harry Moore	Chief Executive Officer, Director Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of the Sub-Adviser as of August 2, 2019, each of whom can be located through the Sub-Adviser’s principal office location.

Name	% of Voting Securities Held
Carol Australia Holdings Pty Limited	100%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Investment Advisory Agreement, as the description set forth below of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by First State and the fee structure under the New Investment Advisory Agreement are identical to the services currently provided by First State and the fee structure under the Prior Investment Advisory Agreement.

For the purposes of this section, the “Adviser” constitutes First State under the Prior Investment Advisory Agreement and First State under the New Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund (or delegate such responsibility to vote proxies), file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board and (vii) oversee the performance of Sub-Advisors.

Brokerage. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Adviser shall be responsible (and can delegate to Sub-Advisors) for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, the fees and expenses of any Sub-Advisor engaged to provide investment advisory services to the Fund and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees. Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets. With respect to the Adviser’s ability to recoup previously waived advisory fees and paid Fund expenses, both the New Investment Advisory Agreement and Prior Investment Advisory Agreement provide that any such waivers made by the Adviser in its advisory fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period following the month of the advisory fee waiver and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the advisory fee waiver and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement.

Duration and Termination. The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended. The New Investment Advisory Agreement provides that the agreement will become effective at the time the Fund receives a written consent by a majority of shareholders entitled to vote on the matter approving the agreement. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that it may be terminated at any time, with or without cause, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of any penalty, or by First State at any time, without the payment of any penalty, upon 30 days’ prior written notice. If the New Investment Advisory Agreement is approved by the Majority Shareholder via written consent it would become effective on September 3, 2019.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund.

Summary of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement

A copy of the proposed New Sub-Advisory Agreement is attached hereto as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the New Sub-Advisory Agreement, as the description set forth below of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B. The investment sub-advisory services to be provided by CFSAMA and the fee structure under the New Sub-Advisory Agreement are identical to the services currently provided by CFSAMA and the fee structure under the Prior Sub-Advisory Agreement.

For the purposes of this section, the “Sub-Adviser” constitutes CFSAMA under the Prior Sub-Advisory Agreement and CFSAMA under the New Sub-Advisory Agreement.

Sub-Advisory Services. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement state that, the Sub-Adviser will provide for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Adviser and provided to the Sub-Adviser in writing. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement state that the Sub-Adviser will manage the investment and reinvestment of the assets in the Fund, and perform the functions set forth in the agreement, subject to the overall supervision, direction, control and review of the Adviser, consistent with the applicable investment policies, guidelines and restrictions, or any directions or instructions delivered to the Sub-Adviser in writing by the Adviser or the Fund from time to time, and further subject to the plenary authority of the Fund’s Board of Trustees.

Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that the Sub-Adviser will, at its own expense: (i) advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies; (ii) submit such reports and information as the Adviser or the Fund may reasonably request to assist the Fund’s custodian in its determination of the market value of securities held in the Fund; (iii) place orders for purchases and sales of portfolio investments for the Fund; (iv) give instructions to the custodian concerning the delivery of securities and transfer of cash for the Fund; (v) maintain and preserve the records relating to its activities; (vi) provide the custodian with copies of trade tickets for each transaction effected for the Fund; (vii) provide monthly written statements showing all transaction effected for the Fund; (viii) vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser and approved by the Trust; (ix) provide reasonable assistance in determining or confirming the value or portfolio holdings; (x) assist with compliance requests and (xi) treat confidentially all information in respect of the portfolio investments of the Fund.

Brokerage. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund’s portfolio and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that the Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis and that the Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements.

Payment of Expenses. Under both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement, the Sub-Adviser is responsible for providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Fund and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser.

The Fund shall assume the expense of: (i)    brokerage commissions for transactions in the portfolio investments of the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments; (ii) custodian fees and expenses; (iii) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies and (iv) interest payable on any Fund borrowings.

Sub-Advisory Fees. Both the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement provide that the Adviser shall pay to the Sub-Adviser a fee (for the payment of which the Fund shall have no obligation or liability), based on the current net assets of the Fund, as set forth in Schedule A to the agreement. Both the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement provide that such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month.

Duration and Termination. The Prior Sub-Advisory Agreement provided that the agreement would become effective on the date set forth in the agreement. The New Sub-Advisory Agreement provides that the agreement will become effective at the time a Fund receives a written consent by a majority of shareholders entitled to vote on the matter approving the agreement. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that it may be terminated at any time, with or without cause, and without payment of any penalty, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of any penalty, by the Adviser, with or without cause and without the payment of any penalties, upon thirty (30) days’ written notice to the Fund, by the Sub-Adviser with or without cause upon ninety (90) days’ written notice to the Fund and the Adviser. If the New Sub-Advisory Agreement is approved by the Majority Shareholder via written consent it would become effective on September 3, 2019.

Limitation on Liability and Indemnification. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on the Sub-Adviser by the agreement, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval

The Board of Trustees considered that the New Investment Advisory Agreement is substantially identical to the Prior Investment Advisory Agreement and that the New Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement, except for their effective dates and term provisions, and concluded that the terms and conditions of the New Investment Advisory Agreement and the New Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. In so concluding, the Board took into account a number of factors, including the Adviser’s and Sub-Adviser’s representations that: (i) the Transaction will not result in any change in the services provided by the Adviser and Sub-Adviser to the Fund, in the fees paid by the Fund under the Advisory and Sub-Advisory agreements or in other fees or expenses that may be borne by shareholders; (ii) there will be no change in the day-to-day management responsibilities of the Fund’s portfolio management team or to the employees of the Adviser or Sub-Adviser who determine the Fund’s overall investment strategies, portfolio allocations and risk parameters; and (iii) the Transaction is not expected to result in any change in the day-to-day business operations of the Adviser or Sub-Adviser. The Board noted that Mr. Peter Meany and Mr. Andrew Greenup, the portfolio managers responsible for the day-to-day management of the Fund, have managed the Fund since inception and will continue to manage the Fund under the New Sub-Advisory Agreement.

The Board also took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the New Investment Advisory Agreement and the Sub-Adviser under the New Sub-Advisory Agreement. The Board considered the Adviser’s and Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser and Sub-Adviser that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and disaster recovery/business continuity plan. The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Fund. After discussion, the Board concluded that the Adviser and Sub-Adviser have the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and New Sub-Advisory Agreement and that the nature, overall quality and extent of such management services are expected to be satisfactory based on its prior experience with the Adviser and Sub-Adviser.

In assessing the quality of the portfolio management delivered by the Sub-Adviser, the Board reviewed the short-term and long-term performance of the Fund as of April 30, 2019, on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe was above the peer group median for the one-year and since inception periods.

The Board also considered any differences in performance between the similarly managed accounts of the Adviser and the performance of the Fund, noting that the Fund outperformed the similarly managed account composite for the one-year and since inception periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the New Investment Advisory Agreement. In considering the advisory fees and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser. The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process. The Trustees also took into account the proposed expense waiver.

The Board noted that the Adviser was agreeing to waive its advisory fee and reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses and class specific expenses, such as the shareholder servicing plan fee of 0.10%) of 0.85% for shares of the Fund. The Board also considered that the Adviser has the ability to request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the change in control of the Adviser.

The Board noted that the Fund’s total expense ratio was below the peer group median and peer group average. Additionally, the Board noted that the contractual advisory fee was below its peer group median and peer group average. The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the Adviser did not receive any advisory fees during the most recent fiscal period. The Board also noted that when the peer group was adjusted to only include funds with similar asset sizes, the advisory fee was below the peer group median and peer group average. The Board considered that the management fee charged to the Fund was generally higher than the fees charged by the Adviser to its separately managed account clients. The Board noted that the Adviser stated that the higher management fee for the Fund was due to differences based on the investor and market requirements and the legal and governance requirements of local regulatory frameworks.

The Board concluded that the fee to be paid to the Adviser was fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grow. The Board noted that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than an initial two-year term and subsequent terms of one year, so that the Fund does not exceed the Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Fund. The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the expected profitability to the Adviser from its relationship with the Fund and considered any additional benefits that may be derived by the Adviser from its relationship with the Fund; noting that the Advisor does not utilize “soft dollars” or Rule 12b-1 fees. The Board noted that the Fund does have a shareholder servicing plan fee. The Board also noted that the Adviser is not aware of any separate accounts that are invested in the Fund and as a result is not receiving additional fall-out benefits from these relationships. After such review, the Board determined that the expected profitability to the Adviser with respect to the New Investment Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement and the New Sub-Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund and that the sub-advisory agreement with the Sub-Adviser is fair and reasonable to the Fund. The Board, including a majority of Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement and the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund approve the New Investment Advisory Agreement and New Investment Sub-Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund is not required to hold regular meetings of shareholders each year. Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Fund in reasonable time prior to the solicitation of proxies for the meeting.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names and, if so, the number of copies of the Information Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of First State or CFSAMA

Since the beginning of the most recently completed fiscal year, to the best of the knowledge of the Trust, no Trustee has made any purchases or sales of securities of First State or CFSAMA or any of their affiliated companies.

Cost of Solicitation

The Adviser will bear the expenses incurred with drafting, printing, mailing and filing this Information Statement.

Delivery of Shareholder Documents

Only one copy of this Information Statement and other documents related to the Fund, such as annual reports, proxy materials, quarterly statements, etc. are being delivered to multiple shareholders sharing an address, unless the Fund has received contrary instructions in writing at the First State Global Listed Infrastructure Fund, c/o U.S. Bank Global Fund Services P.O. Box 701, Milwaukee, WI 53201-0701 or by telephone at 1-888-898-5040.

Management Ownership. As of the Record Date, to the best of the knowledge of the Trust, no Trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of the Record Date, the following shareholders are known by the Fund to be a control person or principal shareholder of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201-1787	N/A	N/A	91.30%	Beneficial

Service Providers

The Fund’s investment adviser is First State Investments (US) LLC, located at 10 East 53rd Street, 21st Floor, New York, New York, 10022. The Fund’s investment sub-adviser is Colonial First State Asset Management (Australia) Limited, located at Darling Park, Tower 1, 201 Sussex Street, Sydney NSW 2000 Australia. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian. Quasar Distributors, LLC located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust. The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their ages, positions with the Trust, terms of office with the Trust, length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Gail S. Duree (age 72) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to 2019); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999 to 2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds (an open-end investment company with 4 portfolios).
David G. Mertens (age 59) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since March 2017.	Partner and Head of Business Development Ballast Equity Management, LLC (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
George J. Rebhan (age 84) 615 E. Michigan Street Milwaukee, WI 53202	Chairman of the Board and Trustee	Indefinite term; since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.
Joe D. Redwine (age 71) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired, formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC and its predecessors (May 1991 to July 2017).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).
Raymond B. Woolson (age 60) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term*; since January 2016.	President, Apogee Group, Inc. (financial consulting firm) (1998 to present).	1
Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee, DoubleLine Funds Trust (an open-end investment company with 16 portfolios), DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund, from 2010 to present; Independent Trustee, DoubleLine Equity Funds from 2010 to 2016.

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (age 50) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (February 1996 to present).
Cheryl L. King (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).
Kevin J. Hayden (age 47) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).
Richard R. Conner (age 36) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (July 2010 to present).
Michael L. Ceccato (age 61) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC and Vice President, U.S. Bank N.A. (February 2008 to present).
Emily R. Enslow, Esq. (age 32) 615 E. Michigan Street Milwaukee, WI 53202	Vice President and Secretary	Indefinite term; since December 2017.	Vice President, U.S. Bancorp Fund Services, LLC (July 2013 to present).
* Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.
(1) The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2) As of July 31, 2019, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.
(3) “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

EXHIBIT A

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

First State Investments (US) LLC

This INVESTMENT ADVISORY AGREEMENT is made as of the 3rd day of September, 2019, by and between Advisors Series Trust, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (the “Fund”) and the investment adviser of the Fund, First State Investments (US) LLC, a Delaware limited liability company (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

WHEREAS, the Adviser agrees to serve as the investment adviser for the Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more sub-advisors (the “Sub-Advisors”) to render portfolio management services to the Fund pursuant to an investment sub-advisory agreement between the Fund, the Adviser and each such Sub-Advisor (each, a “Sub-Advisory Agreement”).

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”). In rendering such services, the Adviser may, with the consent of the Board as described below, engage one or more Sub-Advisors to provide day-to-day management of all or a portion of the Fund’s portfolio, including the purchase and sale of securities held in the portfolio of the Fund, subject to the oversight and supervision of the Adviser.
2.DUTIES OF ADVISER.

(a)    GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law and shall supervise and oversee any services provided by any Sub-Advisor to the Fund.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund (or delegate such responsibility to vote proxies), and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, valuations of Fund assets, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees; and (vii) shall be responsible for overseeing the performance of the Sub-Advisors. The Adviser may pay the Sub-Advisor a portion of the compensation received by the Adviser hereunder; provided, however, that the Adviser shall remain fully liable for all of its obligations under this Agreement. It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund.

(b)    BROKERAGE. In connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized (and can delegate to Sub-Advisors) to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for the Fund’s portfolio, to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants, including, but not limited to, ISDA agreements, and to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all such purchases and sales of portfolio securities for said portfolio provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Such records shall be made available to the Trust upon request.
Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser further shall have the authority to instruct the custodian to pay cash for securities and other property delivered to the custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

3.REPRESENTATIONS OF THE ADVISER.

(a)The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.INDEPENDENT CONTRACTOR.

The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be similar or different from that given to the Fund.

5.ADVISER’S PERSONNEL.

The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6.EXPENSES.

(a)With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request; (vi) the fees and expenses of any Sub-Advisor engaged to provide investment advisory services to the Fund; and (vii) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d)To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)    The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)    The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c)    The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)    The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e)    The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)    Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board’s review and approval at the time reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)    The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.NO SHORTING; NO BORROWING.

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

9.CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.

Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.REPORTS AND ACCESS; APPROVAL.

(a)    The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)    The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)    The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11.ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)    Except as otherwise provided herein, the Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied in writing by the Adviser for inclusion therein.

(b)    Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c)    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)    No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT.

The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.

The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14.TERM.

This Agreement shall become effective at the time a Fund receives a written consent by a majority of shareholders entitled to vote on the matter approving the Agreement and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is specifically approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Adviser) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

15.RIGHT TO USE NAME

The Adviser warrants that the Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by an Adviser Fund managed by the Adviser shall be resolved by the Adviser. The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser. The Fund may use the name connected with the Adviser or any name derived from or using the name of the Fund managed by the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Adviser.

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “First State Investments (US)”, “First State” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.TERMINATION; NO ASSIGNMENT.

(a)    This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty or by vote of a majority of the outstanding voting securities of the Fund, at any time, with or without cause, and without payment of any penalty. This Agreement may also be terminated by the Adviser, with or without cause, and without payment of any penalty, upon thirty (30) days’ written notice to the Fund. In the event of a termination or non-renewal of this Agreement, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund to the Fund or its delegate.

(b)    This Agreement shall terminate automatically in the event of any assignment transfer or thereof, as defined in the Investment Company Act.

17.BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Trust’s request, provided, however, that Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the Investment Company Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

18.NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

19.ANTI-MONEY LAUNDERING COMPLIANCE.

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20.CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21.SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

22.CAPTIONS.

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the series listed on Schedule A	First State Investments (US) LLC

By: ____________________	By: _______________________
Name: Jeffrey T. Rauman	Name: Samantha Rick
Title: President	Title: Director

SCHEDULE A

Series or Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
First State Global Listed Infrastructure Fund	0.75%

EXHIBIT B

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 3rd day of September 2019, by and among Colonial First State Asset Management (Australia) Limited, an Australia corporation located at Darling Park, Tower 1, 201 Sussex Street, Sydney NSW 2000 Australia (the “Sub-Adviser”), First State Investments (US) LLC, a Delaware limited liability company located at 10 East 53rd Street, Floor 21, New York, New York, 10022 (the “Manager”), and Advisors Series Trust, a Delaware statutory trust with its principal office located at 615 East Michigan Street, Milwaukee, WI 53202 (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A.
WHEREAS, the Manager and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Trust has retained the Manager to perform investment advisory services for the certain fund(s) within the Trust (the “Fund” or “Funds”) under the terms of an investment advisory agreement, dated September 3, 2019, between the Manager and the Trust on behalf of the Funds (the “Management Agreement”); and
WHEREAS, the Manager, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to all or a portion of the assets (the “Allocated Portion”) of the Fund(s) listed on Schedule A (as it may be amended from time to time); and
WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;
NOW, THEREFORE, WITNESSETH: That the parties hereby agree as follows:
APPOINTMENT OF SUB-ADVISER.
Acceptance. The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Fund’s assets.
Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.
The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Adviser represents, warrants and agrees that it is registered as an adviser under the Advisers Act.
The Manager’s Representations. The Manager represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Manager further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser. The Manager further represents and warrants that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV. The Manager further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.
Plenary authority of the Board of Trustees. The Sub-Adviser and the Manager both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.
PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.
The Sub-Adviser will provide for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Manager and provided to the Sub-Adviser in writing. The current policies, objectives and restrictions are attached hereto as Exhibit A. From time to time, the Manager or the Fund may provide the Sub-Adviser with written copies of additional or amended investment policies, guidelines and restrictions, which shall become effective at such time as agreed upon by both parties. The Sub-Adviser will manage the investment and reinvestment of the assets in the Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Manager, consistent with the applicable investment policies, guidelines and restrictions, or any directions or instructions delivered to the Sub-Adviser in writing by the Manager or the Fund from time to time, and further subject to the plenary authority of the Fund’s Board of Trustees. Consistent with Exhibit A, or unless otherwise directed in writing by the Manager or the Fund, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets in the Fund, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.
In addition, the Sub-Adviser will, at its own expense:
advise the Manager and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Manager and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

submit such reports and information as the Manager or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Fund;
place orders for purchases and sales of portfolio investments for the Fund;
give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Fund;
maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Manager, to the extent not maintained by the Manager or another agent of the Fund, and the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request;
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern Time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Fund, provide copies to the Manager and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;
as soon as practicable following the end of each calendar month, provide the Manager and the Fund with written statements showing all transactions effected for the Fund during the month, a summary listing all investments held in the Fund as of the last day of the month, and such other information as the Manager or the Fund may reasonably request in connection with any accounting or marketing services that the Manager provides for the Fund. The Manager and the Fund acknowledges that the Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;
absent specific instructions to the contrary provided to it by the Manager or the Fund, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Manager and approved by the Trust; The Manager hereby delegates to the Sub-Adviser the Manager’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the Securities and Exchange Commission (“SEC”). The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Manager or any authorized representative of the Manager, or to the Fund on a quarterly basis (or more frequently, if required by law). The Sub-Adviser shall provide the Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;
will provide reasonable assistance to the Manager or Custodian for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s valuation policy and procedures and/or the Registration Statement (both which may be updated from time to time), the value of any of the Allocated Portion’s holdings for which the Manager or Custodian seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser.
To the extent reasonably requested by the Trust, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act, including, without limitation, providing the Chief Compliance Officer of the Trust with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1); and
Except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).
The Fund or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund. The Fund or its agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.
The Manager will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Fund, the Sub-Adviser shall promptly forward such notices to the Manager and, with the consent of the Manager, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

ALLOCATION OF EXPENSES.
Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Fund shall assume the expense of:
brokerage commissions for transactions in the portfolio investments of the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;
custodian fees and expenses;
all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and
interest payable on any Fund borrowings.
The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. If the Manager has agreed to limit the operating expenses of the Fund, the Manager shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Manager in the Management Agreement or any other agreement to which they are parties.
SUB-ADVISORY FEES.
For all of the services rendered with respect to the Fund as herein provided, the Manager shall pay to the Sub-Adviser a fee (for the payment of which the Fund shall have no obligation or liability), based on the Current Net Assets of the Fund (as defined below), as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the Fund’s net assets managed by the Sub-Adviser as of the most recent preceding day for which the Fund’s net assets were computed.
PORTFOLIO TRANSACTIONS.
In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Board of Trustees of the Fund may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Sub-Adviser, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Fund.
The Manager and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above. The Sub-Adviser may, using such of the securities and other property in the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.
The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.
LIABILITY; STANDARD OF CARE.
In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.
The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. Except as otherwise provided herein, the Sub-Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of Section 2 hereof.
However, the Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.
Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.
If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.
The provisions of this paragraph 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.
TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT
This Agreement shall become effective at the time a Fund receives a written consent by a majority of shareholders entitled to vote on the matter approving the Agreement and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the latter of the date of approval by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund), the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval or, (ii) if conducted, by the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund), the Adviser or the Sub-Adviser at a meeting called for the purpose of voting on such approval. or, (ii) if conducted, by the vote of a majority of the outstanding voting securities of the Fund. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act; and
This Agreement may be terminated by the Trust on behalf of the Fund, or by vote of a majority of the outstanding voting securities of a Fund, at any time, with or without cause, and without payment of any penalty. This Agreement may also be terminated by the Manager, with or without cause and without the payment of any penalties, upon thirty (30) days’ written notice to the Fund and the Sub-Adviser, and may be terminated by the Sub-Adviser, with or without cause upon ninety (90) days’ written notice to the Fund and the Manager; and
This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act. This Agreement will also terminate immediately in the event that the Management Agreement is terminated or not renewed; and
In the event of a termination or non-renewal of this Agreement, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Manager, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund to the Fund or its delegate.
SERVICES NOT EXCLUSIVE
The services of the Sub-Adviser to the Manager and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Manager agrees that the Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require the Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.
AGGREGATION OF ORDERS
Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures..
NO SHORTING; NO BORROWING
The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Manager agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.
AMENDMENT
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.
NONPUBLIC PERSONAL INFORMATION.
Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.
CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES
The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the

Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.
REPORTS AND ACCESS
The Sub-Adviser agrees to supply such information to the Manager and to permit such compliance inspections by the Manager or the Fund as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trust.
NOTIFICATION
The Sub-Adviser agrees that it will provide prompt notice to the Manager and Fund about material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Sub-Adviser’s Firm.
NOTICES
Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by hand or by commercial overnight delivery service, addressed as follows:

MANAGER:	First State Investments (US) LLC 10 East 53rd Street, Floor 21 New York, New York, 10022 Attn: Compliance Officer

SUB-ADVISER:	Colonial First State Asset Management (Australia) Limited Darling Park, Tower 1, 201 Sussex Street Sydney NSW 2000 Australia Attn: Compliance Officer

TRUST/FUND:	Advisors Series Trust On behalf of First State Global Listed Infrastructure Fund 615 East Michigan Street Milwaukee, WI 53202 Attn: Secretary

ASSIGNMENT
This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.
SEVERABILITY
If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

CAPTIONS
The caption in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
GOVERNING LAW
This agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

FIRST STATE INVESTMENTS (US) LLC (Manager) By: __________________________ Name: Samantha Rick Title: Director

COLONIAL FIRST STATE ASSET MANAGEMENT (AUSTRALIA) LIMITED (Sub-Adviser), by its duly authorized attorney By: Name: Lee Aitkin Title: Head of Operations

ADVISORS SERIES TRUST On behalf of First State Global Listed Infrastructure Fund By: ______________________________ Name: Jeffrey T. Rauman Title: President

EXHIBIT A
INVESTMENT GUIDELINES
Investment Objectives and Policies

As described in Fund’s current prospectus and SAI provided by Manager and as agreed to by Sub-Adviser.

Investment Restrictions

As described in Fund’s current prospectus and SAI provided by Manager and as agreed to by Sub-Adviser.

SCHEDULE A

Series of Advisors Series Trust	Annual Sub-Advisory Fee Rate as a Percentage of Current Net Assets
First State Global Listed Infrastructure Fund	0.60%, subject to adjustment according to the Manager’s transfer pricing methodology as in effect from time to time